Exhibit 99.2

First Quarter 2016 Teleconference Supplemental Data

Cautionary Statement 2 Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2016 second quarter and full year business and financial results, sales growth, performance against the market, investments, innovation, cost efficiencies, unfavorable foreign currency, Venezuelan deconsolidation impact and merger and acquisition opportunities. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of worldwide economic factors such as the worldwide economy, credit markets, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; exposure to economic, political and legal risks related to our international operations; the costs and effects of complying with laws and regulations relating to our operations; the occurrence of litigation or claims; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of certain non-GAAP measures to GAAP results are available in our news release furnished as an exhibit to our current report on Form 8-K dated May 3, 2016 and other of our SEC filings.

3 Earnings: Adjusted EPS $0.77, -4% Reported EPS $0.77, flat versus last year Reported and adjusted include $0.11 (14%) unfavorable currency Sales: Fixed currency flat Reported sales -6%; acquisition adjusted fixed currency sales -2% Global Institutional, Global Industrial and Other segments +4% acquisition adjusted fixed currency sales, offset by lower Global Energy sales Strong new business growth and new product introductions offset soft economies Operating Margin: Continued expansion Adjusted fixed currency operating margin +60 bp Good volume growth, pricing and lower delivered product costs in our Global Institutional, Global Industrial and Other segments was partially offset by a decline in Global Energy sales volume and pricing Outlook: 2Q: $1.03 to $1.11, including an $0.08, or 7%, unfavorable impact from FX/Venezuelan deconsolidation 2016: $4.35 to $4.55, including a $0.25 to $0.30, or 6%, unfavorable impact from FX/Venezuelan deconsolidation 1Q 2016 Overview

4 1Q 2016 Results Operating income is adjusted for special gains and charges. Net income and diluted net income per share are adjusted for special gains and charges and discrete tax items. * First Quarter Ended March 31 (unaudited) Reported Adjusted* First Quarter % First Quarter % (Millions, except per share) 2016 2015 change 2016 2015 change Net Sales $3,097.4 $3,297.6 -6% $3,097.4 ####### -6% Operating Income 371.5 387.7 -4% 377.8 396.1 -5% Net Income Attributable to Ecolab 230.8 233.4 -1% 230.4 241.3 -5% Diluted Net Income Per Share $0.77 $0.77 0% $0.77 $0.80 -4% Fixed Currency % (Millions, except per share) 2016 2015 change Net Sales $3,075.4 $3,075.7 0% Adjusted Operating Income* 373.6 354.0 6%

5 1Q 2016 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes Venezuela results. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change F&B 4% 4% Volume & mix -2% Water 5% 2% Pricing 0% Paper 1% 1% Subtotal -2% Textile Care 4% 4% Acq./Div. 2% Total Global Industrial 4% 2% Fixed currency growth 0% Currency impact -6% Global Institutional Total -6% Institutional 10% 5% Specialty 6% 6% Healthcare 1% 1% Total Global Institutional 8% 4% Global Energy -15% -15% Other Pest Elimination 9% 9% Equipment Care 10% 10% Total Other 9% 9%

6 1Q 2016 Income Statement / Margins 2016 adjusted fixed currency margin was 12.1%, +60 bps vs. the 2015 adjusted margin of 11.5%. Good volume growth, pricing and lower delivered product costs in our Global Institutional, Global Industrial and Other segments was partially offset by a decline in Global Energy sales volume and pricing

7 1Q 2016 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. * Summary Balance Sheet ECOLAB INC. March 31 March 31 CONSOLIDATED BALANCE SHEET ($ millions) 2016 2015 2016 2015 (unaudited) Cash and cash eq. $268.5 $237.9 Short-term debt $1,756.6 $1,797.2 Accounts receivable, net 2,248.8 2,546.9 Accounts payable 986.1 950.6 March 31 December 31 March 31 Inventories 1,386.1 1,503.0 Other current liabilities 1,416.8 1,372.9 (millions) 2016 2015 2015 Other current assets 291.5 634.0 Long-term debt 5,082.8 5,385.4 PP&E, net 3,227.0 3,115.1 Pension/Postretirement 1,112.4 1,140.8 Assets Goodwill and intangibles 10,506.0 10,855.7 Other liabilities 1,335.0 1,645.5 Current assets Other assets 413.9 335.8 Total equity 6,652.1 6,936.0 Cash and cash equivalents $ 268.5 $ 92.8 $ 237.9 Total assets $18,341.8 $19,228.4 Total liab. and equity $18,341.8 $19,228.4 Accounts receivable, net 2,248.8 2,390.2 2,546.9 Inventories 1,386.1 1,388.2 1,503.0 Deferred income taxes - 250.0 172.8 Selected Cash Flow items Three Months Ended Selected Balance Sheet measures Other current assets 291.5 326.3 461.2 March 31 March 31 Total current assets 4,194.9 4,447.5 4,921.8 ($ millions) 2016 2015 2016 2015 Cash from op. activities $472.5 $112.5 Total Debt/Total Capital 50.7% 50.9% Property, plant and equipment, net 3,227.0 3,228.3 3,115.1 Depreciation 139.6 142.1 Net Debt/Total Capital 49.7% 50.0% Goodwill 6,474.9 6,490.8 6,529.0 Amortization 72.6 75.1 Net Debt/EBITDA* 2.7 2.4 Other intangible assets, net 4,031.1 4,109.2 4,326.7 Capital expenditures 140.1 166.8 Net Debt/Adjusted EBITDA* 2.3 2.4 Other assets 413.9 365.9 335.8 Total assets $ 18,341.8 $ 18,641.7 ######## Liabilities and Equity Current liabilities Short-term debt $ 1,756.6 $ 2,205.3 $1,797.2 ($ millions) Accounts payable 986.1 1,049.6 950.6 Operating Activities 2008 Compensation and benefits 435.5 509.0 435.7 Net income $ 139.0 Income taxes 58.5 52.2 70.5 Depreciation and amortization 85.1 Other current liabilities 922.8 948.3 866.7 Other, net (12.3) Total current liabilities 4,159.5 4,764.4 4,120.7 Changes in op. assets and liab. (41.2) Cash provided by cont. ops. 170.6 Long-term debt 5,082.8 4,260.2 5,385.4 Postretirement health care and pension benefits 1,112.4 1,117.1 1,140.8 Investing Activities Deferred income taxes 1,106.4 1,281.2 1,424.5 Capital expenditures (85.9) Other liabilities 228.6 238.4 221.0 Capitalized software expen. (19.1) Total liabilities 11,689.7 11,661.3 12,292.4 Businesses acquired (3.2) Other, net 33.8 Equity Cash used for investing (74.4) Common stock 351.0 350.3 348.7 Additional paid-in capital 5,088.0 5,086.1 4,881.3 Financing Activities Retained earnings 6,288.3 6,160.3 5,690.4 Debt, net (71.2) Accumulated other comprehensive loss (1,536.1) (1,423.3) (1,187.4) Reacquired shares (1.6) Treasury stock (3,609.8) (3,263.5) (2,862.0) Dividends (32.1) Total Ecolab shareholders' equity 6,581.4 6,909.9 6,871.0 Other, net 7.0 Noncontrolling interest 70.7 70.5 65.0 Cash from (used for) financing $ (98.0) Total equity 6,652.1 6,980.4 6,936.0 Total liabilities and equity $ 18,341.8 $ 18,641.7 ######## - - - Note: During the first quarter of 2016, we early-adopted the accounting guidance issued in November 2015 that requires all deferred tax assets and liabilities to be classified as noncurrent on the Consolidated Balance Sheet, using the prospective application method. Prior periods have not been retrospectively adjusted for adoption of this guidance.

8 2016 Focus Remain disciplined in a very challenging environment Execute the Ecolab Model Drive growth through best product/best service to produce best results/lowest total use cost Leverage corporate account new business investments and momentum Expect continued mid-single digit growth in Global Institutional, Global Industrial and Other segments; Global Energy outperforms challenged industry Invest in the future Continued investments in critical areas Product innovation and new field technology Enterprise systems Improve cost efficiency and effectiveness Focused M&A Technologies, products/services, geographic expansion, opportunities in distressed markets